T. Rowe Price Equity Series, Inc. 485BPOS

Exhibit 99.(j)(2)

April 24, 2026

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:

T. Rowe Price Equity Series, Inc.

All-Cap Opportunities Portfolio

File Nos.: 033-52161/811-07143

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Sonia Kurian
Sonia Kurian

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

April 24, 2026

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:

T. Rowe Price Equity Series, Inc.

Blue Chip Growth Portfolio

File Nos.: 033-52161/811-07143

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Sonia Kurian
Sonia Kurian

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

April 24, 2026

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio

File Nos.: 033-52161/811-07143

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Sonia Kurian
Sonia Kurian

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

April 24, 2026

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:

T. Rowe Price Equity Series, Inc.

Health Sciences Portfolio

File Nos.: 033-52161/811-07143

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Sonia Kurian
Sonia Kurian

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

April 24, 2026

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:

T. Rowe Price Equity Series, Inc.

Mid-Cap Growth Portfolio

File Nos.: 033-52161/811-07143

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Vicki Booth
Vicki Booth

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.

April 24, 2026

Ryan Sutcliffe, Esquire
U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:

T. Rowe Price Equity Series, Inc.

Moderate Allocation Portfolio

File Nos.: 033-52161/811-07143

Dear Mr. Sutcliffe:

I am counsel to T. Rowe Price Associates, Inc., which serves as the sponsor and investment adviser to all outstanding series of the above-referenced registrant. The registrant proposes to file a Post-Effective Amendment to its registration statement pursuant to Rule 485(b) under the Securities Act of 1933.

I have reviewed the amendment to the registration statement and represent that it does not contain disclosures that, in my opinion, would render the amendment ineligible to become effective pursuant to Rule 485(b).

Sincerely,

/s/ Brian R. Poole
Brian R. Poole

Managing Legal Counsel and Vice President, T. Rowe Price Associates, Inc.